OTHER ASSETS	12 Months Ended
Dec. 31, 2019
OTHER ASSETS
OTHER ASSETS

NOTE 5 – OTHER ASSETS

	As of December 31,
	2019	2018
Consumables and spare parts (i)	$248,367	$251,816
Prepaid taxes	75,534	41,837
Prepaid expenses and advances	94,683	47,512
Other assets -current	$418,584	$341,165

Durable spare parts (i)	$249,588	$259,605
Deposit and others	262,517	68,156
Other assets –non current	$512,105	$327,761

(i)The balances include durable spare parts, consumable chemicals and replacement parts. Where there is evidence that the utility of these assets, in their disposal in the ordinary course of business, will be less than cost due to physical deterioration, obsolescence, changes in price levels, or other causes, these assets are written down to their net realizable value. During the years ended December 31, 2019, 2018 and 2017, the Company wrote down these assets of $nil,  $1,972 and $228,933, respectively.